UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: October 31, 2004
(Date of earliest event reported)

POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization) 8550 Mosley Drive Houston, Texas (Address of Principal Executive Offices)	0-6050 (Commission File Number)	88-0106100 (I.R.S. Employer Identification Number) 77075-1180 (Zip Code)

(713) 944-6900

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 8.01   Other Events.

        On October 31, 2004, Powell Industries, Inc., a Nevada corporation ("Powell Nevada") and the sole stockholder of the Registrant, merged with and into the Registrant for the purpose of changing Powell Nevada's state of incorporation from Nevada to Delaware (the "Reincorporation"). The Reincorporation was accomplished pursuant to an Agreement and Plan of Merger, which was approved by Powell Nevada's stockholders at its 2004 annual meeting and a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference. Pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the common stock of the Registrant, par value $0.01 per share ("Common Stock"), is deemed to be registered under Section 12(g) of the Exchange Act.

        The Registrant's currently effective certificate of incorporation, bylaws and form of stock certificate for the Common Stock are attached hereto as Exhibits 3.1, 3.2 and 4.1, respectively.

Item 9.01   Financial Statements and Exhibits.

        (c) Exhibits.

        The following exhibits are filed with this Form 8-K:.

2.1 3.1 3.2 4.1	Agreement and Plan of Merger, dated October 31, 2004, between the Registrant and Powell Industries, Inc., a Nevada corporation and the Registrant's predecessor in interest.

Certificate of Incorporation of the Registrant (filed as Exhibit 3.1 to the Registrant's
Form 8-A/A filed November 1, 2004 and incorporated herein by reference).

Bylaws of the Registrant (filed as Exhibit 3.2 to the Registrant's Form 8-A/A filed
November 1, 2004 and incorporated herein by reference).

Form of Powell Industries, Inc. Common Stock Certificate (filed as Exhibit 4.1 to the
Registrant's Form 8-A/A filed November 1, 2004 and incorporated herein by reference).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2004	POWELL INDUSTRIES, INC. By: /s/ DON R. MADISON Don R. Madison Vice President/Treasurer/ Chief Financial Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description
2.1 3.1 3.2 4.1	Agreement and Plan of Merger, dated October 31, 2004, between the Registrant and Powell Industries, Inc., a Nevada corporation and the Registrant's predecessor in interest.

Certificate of Incorporation of the Registrant.

Bylaws of the Registrant.

Form of Powell Industries, Inc. Common Stock Certificate.